Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2012
Prepayments and Other Current Assets
4.	PREPAYMENTS AND OTHER CURRENT ASSETS

	2011	2012
	RMB	RMB
Rental and other deposits	742	1,461
Prepayments for rental and others	8,062	10,603
Employee advances	3,069	2,781
Payments made on behalf of customers	153,271	226,485
Prepaid insurance premium	1,040	975
Interest income receivable	25,192	36,231
Prepaid business tax	7,451	—
Others	1,009	1,706

Total	199,836	280,242

Payments made on behalf of customers are associated with the operations of the Company’s business process outsourcing services. The Company has remitted funds in advance on behalf of customers for purposes such as monthly employee benefits, social insurance and payroll payments, which will be reimbursed to the Company in the near term. The Company provided an allowance for payments made on behalf of customers of nil and RMB6,079 as of December 31, 2011 and 2012, respectively.